UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2026

Dynamix Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42414	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1980 Post Oak Blvd., Suite 100

PMB 6373

Houston, TX, 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792 5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ETHMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ETHM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	ETHMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2026 (the “Effective Date”), Dynamix Corporation, a Cayman Islands exempted company (“Dynamix”), The Ether Machine, Inc., a Delaware corporation (“Pubco”), ETH SPAC Merger Sub Ltd., a Cayman Islands exempted company (“SPAC Merger Sub”), The Ether Reserve LLC, a Delaware limited liability company (the “Company”), Ethos Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of SPAC (“SPAC Subsidiary A”), Ethos Sub 2, Inc., a Delaware corporation and a wholly owned subsidiary of SPAC Subsidiary A (“SPAC Subsidiary B”), Ethos Sub 3, Inc., a Delaware corporation and a wholly owned subsidiary of SPAC Subsidiary B (“Company Merger Sub” and, together with SPAC Subsidiary A and SPAC Subsidiary B, the “SPAC Subsidiaries” and each, a “SPAC Subsidiary”), ETH Partners LLC, a Delaware limited liability company (the “Seller”), DynamixCore Holdings, LLC, a Delaware limited liability company (the “Sponsor”), and the party named on Annex A thereto (the “Payor”), entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the parties agreed to mutually terminate (i) the Business Combination Agreement, dated as of July 21, 2025, by and among Dynamix, Pubco, SPAC Merger Sub, the Company, the SPAC Subsidiaries and the Seller (the “Business Combination Agreement”) pursuant to Section 10.1(a) thereof (other than certain customary limited provisions that survive the termination pursuant to the terms of the Business Combination Agreement), and (ii) the Sponsor Support Agreement, dated as of July 21, 2025, by and among the Sponsor, Dynamix and Pubco (the “Sponsor Support Agreement”), in each case pursuant to the terms of the Termination Agreement.

By virtue of the termination of the Business Combination Agreement, the ETHM Subscription Agreements and the Contribution Agreement (each as defined in the Business Combination Agreement) terminated in accordance with their terms.

Pursuant to the Termination Agreement, the Payor is required to pay Dynamix $50,000,000 within 15 days of the Effective Date.

The Termination Agreement contains mutual releases by all parties, for all claims known and unknown, relating and arising out of, or relating to, among other things, the Business Combination Agreement. The Termination Agreement also contains a covenant not to sue, a mutual non-disparagement agreement, and other customary terms.

The Termination Agreement further provides that the Payor will indemnify Dynamix, the Sponsor and their affiliates and the Berns Parties (as defined in the Termination Agreement) for certain losses arising out of or caused by or based upon certain actions brought by any ETHM Investor (as defined in the Business Combination Agreement) other than an ETHM Investor that is a SPAC Releasing Party (as defined in the Termination Agreement) and that Dynamix will indemnify Pubco, the Company, the Seller, the Payor and their affiliates and the Berns Parties for certain losses arising out of or caused by or based upon certain actions brought by any Dynamix shareholder, in their capacity as a shareholder, who is not an ETHM Investor.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed herewith and incorporated by reference herein and made a part hereof.

Dynamix’s amended and restated memorandum and articles of association provide that it has until November 22, 2026 to complete its initial business combination. As disclosed in the final prospectus relating to Dynamix’s initial public offering, filed on November 21, 2024 and subsequent filings with the Securities and Exchange Commission, if Dynamix has not completed its initial business combination within such time period, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses) and not previously released to it pursuant to permitted withdrawals, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and Dynamix’s officers and directors have entered into a letter agreement with Dynamix, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares held by them if Dynamix fails to complete its initial business combination within the completion window, although they will be entitled to liquidating distributions from assets outside the trust account, which would include any portion of the payments received pursuant to the Termination Agreement that have not been used to pay Dynamix’s expenses.

Item 1.02. Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Business Combination Agreement, the Sponsor Support Agreement, and the ETHM Subscription Agreements is incorporated by reference herein and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1+	Termination Agreement, dated as of April 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Dynamix will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should not rely on these forward-looking statements as predictions of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including the risks and uncertainties described in the “Risk Factors” section of the final prospectus of Dynamix dated as of November 20, 2024 and filed by Dynamix with the SEC on November 21, 2024 and Dynamix’s Annual Report on Form 10-K filed with the SEC on March 6, 2026. Most of these factors are outside Dynamix’s control and are difficult to predict. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Dynamix does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIX CORPORATION

Date: April 10, 2026	By:	/s/ Andrea Bernatova
		Name:	Andrea Bernatova
		Title:	Chief Executive Officer

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